UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)     March 1, 2006
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                         MORGAN STANLEY CAPITAL I INC.
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            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  333-125593                   13-3291626
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(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)               Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                              10036
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code        (212) 761-4700
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 8 - Other Events

Item 8.01  Other Events.
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         On January 31, 2006 MSM Mortgage Loan Trust 2006-1AR (the "Issuing
Entity") was created pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (the "Registrant"), LaSalle Bank National Association, as trustee and custodian (the "Trustee"), and Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"). Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on February 2, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-125593, for the Issuing Entity. The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference. On February 6, 2006 a separate Current Report on Form 8-K was filed by the Registrant which listed all the material contracts in connection with the MSM Mortgage Loan Trust 2006-1AR transaction. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Assignment, Assumption and Recognition Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2006-1AR.

         GMAC Mortgage Corporation ("GMAC") and Morgan Stanley Mortgage Capital Inc., as owner ("MSMCI" or "Owner") were parties to a Servicing Agreement, dated as of May 20, 2005 and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "GMAC Servicing Agreement"), pursuant to which GMAC has agreed to service certain Mortgage Loans on behalf of the Owner. On March 1, 2006, the servicing of approximately 16.82% of the Group 1 Mortgage Loans, by aggregate stated principal balance of the mortgage loans in that loan group as of the Cut-off Date, was transferred from GMAC to Wells Fargo Bank, National Association ("Wells Fargo" or "Servicer").

         Pursuant to Section 9.01(b) of the Pooling and Servicing Agreement, the Owner has exercised its right to terminate GMAC, without cause, as servicer for the Issuing Entity. Pursuant to a Flow Servicing Rights Purchase and Sale Agreement dated as of May 12, 2005, as amended, between the Owner, as seller and Wells Fargo, as purchaser (the "Purchase Agreement"), Wells Fargo purchased the servicing rights from the Owner for fair market value. Wells Fargo has agreed to service the Mortgage Loans, subject to the terms of that certain Seller's Warranties and Servicing Agreement dated as of December 1, 2005, by and between the Owner and Wells Fargo, as modified by the Omnibus Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the

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Owner, Wells Fargo and Trustee and acknowledged by the Master
Servicer and the Registrant.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March 7, 2006


                                        MORGAN STANLEY CAPITAL I INC.


                                        By:   /s/ Valerie Kay
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                                        Name:  Valerie Kay
                                          Title:  Executive Director







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